Exhibit 10.12

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (this “Amendment”) is executed as of June 30, 2004, by and among ENNIS, INC. (f/k/a Ennis Business Forms, Inc.), a Texas corporation (“Borrower”), BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, successor by merger to Bank One, Texas, N.A. (“Agent”), as administrative agent for itself and such other entities from time to time designated as “Lenders” under the Loan Agreement (herein defined) (the “Lenders”), and such LENDERS.

W I T N E S S E T H:

WHEREAS, Borrower, Agent and Lenders entered into that certain Credit Agreement, dated as of June 6, 2000, pursuant to which Lenders agreed to make Loans to Borrower in the maximum amount of $36,500,000 (as heretofore or hereafter amended, the “Loan Agreement”) (each capitalized term used herein, but not otherwise defined shall have the same meaning given to it in the Loan Agreement); and

WHEREAS, Borrower, Agent and Lenders entered into that certain First Amendment to Credit Agreement, dated as of September 21, 2000 to temporarily reduce the interest rate to be charged on the Loans; and

WHEREAS, Borrower, Agent and Lenders entered into that certain Second Amendment to Credit Agreement, dated as of January 15, 2002 whereby: (a) the Revolving Credit Facility was reduced to $5,000,000, (b) the Term Loan was reduced to $13,000,000, (c) the Facility Termination Date was accelerated to January 15, 2003, and (d) the interest rate to be charged under Level 1 Status (as defined in the Pricing Schedule) was reduced; and

WHEREAS, Borrower, Agent and Lenders entered into that certain Third Amendment to Credit Agreement, dated as of January 3, 2003 (“Third Amendment”) whereby: (a) the Revolving Credit Facility was increased to $30,000,000, and (b) the outstanding balance of the Term Loan was merged into the Revolving Credit Facility; and

WHEREAS, Borrower has requested that: (a) the Revolving Credit Facility be reinstated to $30,000,000, and (b) Lenders approve the acquisition by Borrower of Crabar/GBF Inc.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Agent and Lenders hereby covenant and agree as follows:

ARTICLE I - AMENDMENTS

Section 1.1 Increase of Revolving Credit Facility. The Revolving Credit Facility is hereby increased to $30,000,000 and to evidence such increase, the Commitment Schedule attached to the Loan Agreement is hereby deleted and replaced with the Commitment Schedule attached to this Amendment as Exhibit A, and Borrower shall execute replacement notes to the Lenders (in the forms attached to the Loan Agreement as Exhibit E-2) in the amount of their respective Commitments (the “Replacement Notes”). Further, Section 2.1.1 of the Loan Agreement is hereby restated to read as follows:

2.1.1 Revolving Credit Facility. From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to (i) make revolving Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment Percentage of $30,000,000, and (ii) participate in Facility LCs issued upon the request of Borrower, provided that, after giving effect to the making of each such Loan and the issuance of each such Facility LC, such Lender’s Outstanding Credit Exposure shall not exceed

FOURTH AMENDMENT TO CREDIT AGREEMENT (Ennis Business Forms, Inc.)	Page 1

its Commitment (the “Revolving Credit Facility”). Commencing on September 30, 2004, and on the last day of each September, December, March and June thereafter, the Revolving Credit Facility (and Commitments of the Lenders) shall be reduced by $1,000,000. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility at any time prior to the Facility Termination Date. Each Lender’s Commitment to lend under the Revolving Credit Facility shall expire on the Facility Termination Date. Principal payments made after the Facility Termination Date, may not be reborrowed. The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.19, The Revolving Credit Facility shall be used solely to refinance existing debt and to finance the acquisition of Crabar/GBF Inc. and for general working capital and corporate purposes.

Section 1.2 Acquisition of Crabar/GBF Inc. Borrower may acquire Grabar/GBF Inc. for a total acquisition consideration (cash or otherwise) of no more than $18,000,000.

Section 1.3 Guaranty of Crabar/GBF Inc. To evidence the guaranty of the Loan by Crabar/GBF Inc., Borrower shall have such new subsidiary of Borrower execute and deliver to Lender, no later than September 30, 2004, a Subsidiary Guaranty in the form previously delivered by Borrower’s other subsidiaries. If this Subsidiary Guaranty is not executed by Crabar/GBF Inc. and delivered to Agent by September 30, 2004, it will constitute a Default under the Loan Agreement.

Section 1.4 Representations and Warranties. Borrower hereby represents and warrants to Agent and to Lenders that (i) all representations and warranties made by Borrower in the Loan Agreement as of the date thereof are true and correct as of the date hereof, as if such representations and warranties were recited herein in their entirety and (ii) Borrower is not in default of any covenant or agreement contained in the Loan Agreement.

ARTICLE II - MISCELLANEOUS

Section 2.1 Conditions Precedent. As conditions precedent to closing this Amendment, Borrower and the Guarantors, shall have executed and delivered to Agent this Agreement, and the Replacement Notes and Borrower shall have paid to Agent and the Lenders all fees and other amounts owing under the Credit Agreement and the Loan Documents.

Section 2.2 Continuing Effect. Except as modified and amended hereby, the Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

Section 2.3 Binding Agreement. This Amendment shall be binding upon, and shall inure to the benefit of, the parties’ respective representatives, successors and assigns.

Section 2.4 Nonwaiver of Events of Default. Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Agent or any Lender of any of Borrower’s obligations under the Loan Documents, or (c) a waiver by Agent or any Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrower.

Section 2.5 No Defenses. Borrower, by its execution of this Amendment, hereby declares that to its knowledge, it has no set-offs, counterclaims, defenses or other causes of action against Agent or any Lender arising out of the Loan Agreement, any documents mentioned herein or otherwise; and, to the

FOURTH AMENDMENT TO CREDIT AGREEMENT (Ennis Business Forms, Inc.)	Page 2

extent any such known setoffs, counterclaims, defenses or other causes of action may exist, such items are hereby waived by Borrower.

Section 2.6 Counterparts. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

Section 2.7 Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

Section 2.8 Entire Agreement. This Amendment, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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FOURTH AMENDMENT TO CREDIT AGREEMENT (Ennis Business Forms, Inc.)	Page 3

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

BORROWER:

ENNIS, INC. (f/k/a Ennis Business Forms, Inc.), a Texas corporation

	By:	/s/ HARVE CATHEY
	Print Name:	HARVE CATHEY
	Title:	VP & SEC

2441 Presidential Prky Midlothian, Texas 76065 Attention: Harve Cathey Telephone: (800) 752-5386 FAX: (800) 579-4271

COMMITMENTS:	LENDERS:

Revolving: $15,000,000.00	BANK ONE, NA, a national banking association, Individually and as Agent and LC Issuer

By:
Print Name:
Title:

1717 Main Street; Third Floor Dallas, Texas 75201 Attention: Pat Brockette Telephone: (214) 290-2453 FAX: (214) 290-2305

Revolving: $15,000,000.00	COMPASS BANK, an Alabama State Bank

By:
Print Name:
Title:

8080 N. Central Expressway, Suite 250 Dallas, Texas 75206 Attn: Michael Keith Telephone: 214-706-8046 FAX: 214-346-2746

FOURTH AMENDMENT TO CREDIT AGREEMENT (Ennis Business Forms, Inc.)	Page 4

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

BORROWER:

ENNIS, INC. (f/k/a Ennis Business Forms, Inc.), a Texas corporation

By:
Print Name:
Title:

1510 North Hampton Road DeSoto, Texas 75208-1308 Attention: Robert M. Halowec Telephone: (800) 752-5386 FAX: (800) 579-4271

COMMITMENTS:	LENDERS:

Revolving: $15,000,000.00	BANK ONE, NA, a national banking association, Individually and as Agent and LC Issuer

	By:	/s/ J. Patrick Brockette
	Print Name:	J. Patrick Brockette
	Title:	First Vice President

1717 Main Street; Third Floor Dallas, Texas 75201 Attention: Pat Brockette Telephone: (214) 290-2453 FAX: (214) 290-2305

Revolving: $15,000,000.00	COMPASS BANK, an Alabama State Bank

By:
Print Name:
Title:

8080 N. Central Expressway, Suite 250 Dallas, Texas 75206 Attn: Michael Keith Telephone: 214-706-8046 FAX: 214-346-2746

FOURTH AMENDMENT TO CREDIT AGREEMENT (Ennis Business Forms, Inc.)	Page 4

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

BORROWER:

ENNIS, INC. (f/k/a Ennis Business Forms, Inc.), a Texas corporation

By:
Print Name:
Title:

1510 North Hampton Road DeSoto, Texas 75208-1308 Attention: Robert M. Halowec Telephone: (800) 752-5386 FAX: (800) 579-4271

COMMITMENTS:	LENDERS:

Revolving: $15,000,000.00	BANK ONE, NA, a national banking association, Individually and as Agent and LC Issuer

By:
Print Name:
Title:

1717 Main Street; Third Floor Dallas, Texas 75201 Attention: Pat Brockette Telephone: (214) 290-2453 FAX: (214) 290-2305

Revolving: $15,000,000.00	COMPASS BANK, an Alabama State Bank

	By:	/s/ Michael Keith
	Print Name:	MICHAEL KEITH
	Title:	SENIOR VICE PRESIDENT

8080 N. Central Expressway, Suite 250 Dallas, Texas 75206 Attn: Michael Keith Telephone: 214-706-8046 FAX: 214-346-2746

FOURTH AMENDMENT TO CREDIT AGREEMENT (Ennis Business Forms, Inc.)	Page 4

CONSENT OF GUARANTOR

The undersigned Guarantors each hereby (a) acknowledges its consent to this Amendment, (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty dated June 6, 2000, (c) agrees that such Subsidiary Guaranty is and shall remain in full force and effect with respect to the Loans (as increased hereby), (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by such Subsidiary Guaranty, and (e) reaffirms all agreements and obligations under, such Subsidiary Guaranty with respect to the Loan Agreement, the Notes, the Loans and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified and increased by this Amendment.

EXECUTED as of the 30th day of June, 2004.

GUARANTORS:

Ennis Business Forms of Kansas, Inc., a Kansas corporation

By:	/s/ Harve Cathey
Name:	HARVE CATHEY
Title:	SEC

Connolly Tool and Machine Company, a Delaware corporation

By:	/s/ Harve Cathey
Name:	HARVE CATHEY
Title:	SEC

Admore, Inc., a Texas corporation

By:	/s/ Harve Cathey
Name:	HARVE CATHEY
Tile:	SEC

PFC Products, Inc., a Delaware corporation

By:	/s/ Harve Cathey
Name:	HARVE CATHEY
Title:	SEC

Ennis Acquisitions, Inc., a Nevada corporation

By:	/s/ Harve Cathey
Name:	HARVE CATHEY
Title:	SEC

FOURTH AMENDMENT TO CREDIT AGREEMENT (Ennis Business Forms, Inc.)	Page 5

Texas EBF, L.P., a Texas limited partnership

By:	Ennis, Inc. (f/k/a Ennis Business Forms, Inc.), a Texas corporation, its sole general partner

	By:	/s/ Harve Cathey
	Name:	HARVE CATHEY
	Title:	SEC

Ennis Sales, L.P., a Texas limited partnership

By:	Ennis, Inc. (f/k/a Ennis Business Forms, Inc.), a Texas corporation, its sole general partner

	By:	/s/ Harve Cathey
	Name:	HARVE CATHEY
	Title:	SEC

Ennis Management, L.P., a Texas limited partnership

By:	Ennis, Inc. (f/k/a Ennis Business Forms, Inc.), a Texas corporation, its sole general partner

	By:	/s/ Harve Cathey
	Name:	HARVE CATHEY
	Title:	SEC

Adams McClure I, L.P., a Texas limited partnership

By:	Ennis, Inc. (f/k/a Ennis Business Forms, Inc.), a Texas corporation, its sole general partner

	By:	/s/ Harve Cathey
	Name:	HARVE CATHEY
	Title:	SEC

American Forms I, L.P., a Texas limited partnership

By:	Ennis, Inc. (f/k/a Ennis Business Forms, Inc.), a Texas corporation, its sole general partner

	By:	/s/ Harve Cathey
	Name:	HARVE CATHEY
	Title :	SEC

FOURTH AMENDMENT TO CREDIT AGREEMENT (Ennis Business Forms, Inc.)	Page 6

Northstar Computer Forms, Inc., a Minnesota corporation

By:	/s/ Harve Cathey
Name:	HARVE CATHEY
Title:	SEC

General Financial Supply, Inc., an Iowa corporation

By:	/s/ Harve Cathey
Name:	HARVE CATHEY
Title:	SEC

Calibrated Forms, Inc., a Kansas corporation

By:	/s/ Harve Cathey
Name:	HARVE CATHEY
Title:	SEC

FOURTH AMENDMENT TO CREDIT AGREEMENT (Ennis Business Forms, Inc.)	Page 7

EXHIBIT A

To Fourth Amendment to Credit Agreement

Commitment Schedule

Lender	Revolving Commitment	Commitment Percentage
1. Bank One, NA	$15,000,000.00	50%
2. Compass Bank	$15,000,000.00	50%

Totals:	$30,000,000.00	100%

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